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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): June 8, 2004


                                 SIMMONS COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



      333-113861                                      13-3875743
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(Commission File Number)                (I.R.S. Employer Identification No.)


   ONE CONCOURSE PARKWAY, SUITE 800,
         ATLANTA,  GEORGIA                              30328-6188
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(Address of Principal Executive Offices)                (Zip Code)


                                 (770) 512-7700
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
                ------------------------------------------- ---
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.


         On June 8, 2004, the registrant issued the press release filed as
Exhibit 99.1 hereto relating to the filing by THL Bedding Holding Company, its indirect parent company, of a registration statement for an initial public offering of THL Bedding Holding Company's common stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c) Exhibits

             99.1 - Press release issued June 8, 2004





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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


SIMMONS COMPANY

By:   /s/ William S. Creekmuir
      --------------------------------------------------
          William S. Creekmuir
          Executive Vice President and Chief Financial Officer

Date: June 8, 2004



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                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit Name
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99.1                       Press release dated as of June 8, 2004.




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